SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ____)

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CFSB Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) (1) and 0-11.

October 17, 2023

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of CFSB Bancorp, Inc., the holding company for Colonial Federal Savings Bank.

We will hold the meeting at 15 Beach Street, Quincy, Massachusetts on Tuesday, November 21, 2023 at 5:00 p.m., local time. The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or by voting via the Internet. Voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted by Internet.

We look forward to seeing you at the meeting.

Sincerely,

Michael E. McFarland
President and Chief Executive Officer

CFSB Bancorp, Inc.

15 Beach Street

Quincy, Massachusetts 02170

(617) 471-0750

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	5:00 p.m., local time, Tuesday, November 21, 2023

PLACE	15 Beach Street, Quincy, Massachusetts

ITEMS OF BUSINESS	(1) The election of two directors each to serve for a term of three years;

(2) The ratification of the appointment of Wolf & Company, P.C. to serve as the independent registered public accounting firm for the fiscal year ending June 30,2024; and

(3) The transaction of any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE	To vote, you must have been a stockholder as of the close of business on October 6, 2023.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Tracy L. Wilson
Corporate Secretary

Quincy, Massachusetts
October 17, 2023

CFSB BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

CFSB Bancorp, Inc. is providing this proxy statement to you in connection with the solicitation of proxies by its Board of Directors only for use at the 2023 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to CFSB Bancorp, Inc. as “CFSB Bancorp,” “we,” “our” or “us.” Colonial Federal Savings Bank is the wholly- owned subsidiary of CFSB Bancorp. CFSB Bancorp is the majority-owned subsidiary of 15 Beach, MHC, a mutual holding company.

We will hold the annual meeting at 15 Beach Street, Quincy, Massachusetts on Tuesday, November 21, 2023 at 5:00 p.m., local time.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about October 17, 2023.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 21, 2023

This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at www.colonialfed.com. The Annual Report includes our audited consolidated financial statements for the fiscal year ended June 30, 2023.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting

You are entitled to vote your shares of CFSB Bancorp common stock that you owned as of the close of business on October 6, 2023. As of the close of business on that date, 6,632,642 shares of common stock were outstanding, of which 3,586,903 shares were owned by 15 Beach, MHC and the remaining 3,045,739 shares were owned by public stockholders. Each share of common stock has one vote.

Our Charter provides that record holders of our common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares (other than 15 Beach, MHC) are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of common stock of CFSB Bancorp in one or more of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly through the Colonial Federal Savings Bank 401(k) Savings Plan (the “401(k) Plan”) or the Colonial Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in “street name,” you are considered the beneficial owner of your shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Refer to the voting instruction form that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you own shares of common stock indirectly through the 401(k) Plan or are a participant in the ESOP, see “Participants in the ESOP and 401(k) Plan” below.

Attending the Meeting

Stockholders are invited to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of CFSB Bancorp common stock entitled to vote, represented in person or by proxy, is present at the meeting.

Votes Required for Proposals. At this year’s annual meeting, stockholders will vote to elect two directors each to serve for a term of three years. In voting on the election of the directors (Item 1), you may vote in favor of the nominees or withhold your vote as to the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting.

In voting on the ratification of the appointment of the independent registered public accounting firm (Item 2), you may vote in favor of the proposal, against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve this proposal.

Because 15 Beach, MHC owns more than 50% of the outstanding shares of CFSB Bancorp common stock, the votes cast by 15 Beach, MHC will ensure the presence of a quorum and will decide the outcome of the vote on the election of the directors (Item 1) and the ratification of the appointment of the independent registered public accounting firm (Item 2).

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Item 1). Current regulations restrict the ability of your bank, broker or other holder of record to vote your shares on the election of directors and certain other matters on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote on the election of the directors, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank, broker or other holder of record, however, does continue to have discretion to vote any shares for which you do not provide instructions on how to vote on the ratification of the appointment of the independent registered public accounting firm (Item 2). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

Votes that are withheld and broker non-votes will have no effect on the outcome of the election of the directors.

Broker non-votes and abstentions will have no effect on the proposal to ratify the appointment of the independent registered public accounting firm.

Voting by Proxy

The Board of Directors of CFSB Bancorp is sending you this proxy statement to request that you allow your shares of CFSB Bancorp common stock to be represented at the annual meeting by the persons named on the proxy card. All shares of CFSB Bancorp common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

The Board of Directors unanimously recommends a vote:

•	“FOR” the nominees for director; and

•	“FOR” the ratification of the appointment of Wolf & Company, P.C. to serve as the independent registered public accounting firm for the year ending June 30, 2024.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named on the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Voting via the Internet

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of CFSB Bancorp common stock via the Internet. The Internet voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet voting are set forth on the proxy card. The deadline for voting via the Internet is 11:59 p.m., Eastern Time, on November 20, 2023.

Revoking Your Proxy

Whether you vote by mail or via the Internet, if you are a registered stockholder, you may later revoke your proxy by:

•	sending a written statement to that effect to our Corporate Secretary;

•	submitting a properly signed proxy card with a later date;

•	voting via the Internet at a later time so long as such vote is received by the applicable time and date set forth above for registered stockholders; or

•	voting in person at the annual meeting (Note: Attendance at the annual meeting will not in itself constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

Participants in the ESOP and the 401(k) Plan

If you are a participant in the ESOP, you will receive a voting instruction card that reflects all the shares that you may direct the ESOP trustee to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but you may direct the trustee how to vote the shares of CFSB Bancorp common stock allocated to your ESOP account. The ESOP trustee will vote all unallocated shares of CFSB Bancorp common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.

If you hold CFSB Bancorp common stock in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the 401(k) Plan trustee to vote on your behalf under the 401(k) Plan. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants.

The deadline for returning your voting instruction cards to the ESOP trustee and/or the 401(k) Plan trustee is November 13, 2023.

CORPORATE GOVERNANCE

General

We periodically review and adopt corporate governance policies and procedures to ensure that we meet the highest standards of ethical conduct, report results with accuracy and transparency and fully comply with the laws, rules and regulations that govern our operations.

Director Independence

The Board of Directors currently consists of seven members. Because 15 Beach, MHC owns a majority of our outstanding common stock, we are a “controlled company” within the meaning of The NASDAQ corporate governance guidelines. As a “controlled company,” we are exempt from certain requirements, including that a majority of our Board of Directors be independent under those standards, and that executive compensation and director nominations be overseen by independent directors. However, at the present time, all of our directors are considered independent under the listing standards of the NASDAQ Stock Market, except for Michael E. McFarland, who serves as President and Chief Executive Officer of CFSB Bancorp and Colonial Federal Savings Bank. There were no transactions that the Board of Directors needed to review that are not required to be reported under “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons” that would bear in the determination of the independence of the directors.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of these offices allows the President and Chief Executive Officer to better focus on his growing responsibilities of managing the daily operations of CFSB Bancorp and Colonial Federal Savings Bank, while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. James M. O’Leary, Jr. currently serves as the Chairman of the Board and is considered independent under the listing standards of The NASDAQ Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks CFSB Bancorp faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors must ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attend Board meetings and are available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

The following table identifies CFSB Bancorp’s standing committees and their members as of October 6, 2023. All members of each committee are independent in accordance with the listing requirements of The NASDAQ Stock Market. Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Corporate Governance portion of the Investor Relations section of Colonial Federal Savings Bank’s website (www.colonialfed.com).

Director	Audit Committee		Compensation Committee		Governance and Nominating Committee
Paul N. Baharian	X		X
Robert Guarnieri	X		X	*
Edward J. Keohane	X		X		X	*
Stephen D. Marini	X	*	X		X
Michael E. McFarland
James M. O’Leary, Jr.	X
Tracy L. Wilson	X				X
Number of meetings in fiscal 2023	14		3		2

*	Chairperson of the committee.

Audit Committee. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The committee also receives and reviews the reports and findings and other information presented to them by CFSB Bancorp’s officers regarding financial reporting policies and practices. The Audit Committee also reviews the performance of CFSB Bancorp’s independent registered public accounting firm, the internal audit function and oversees policies associated with financial risk assessment and risk management. The Audit Committee selects the independent registered public accounting firm and meets with them to discuss the results of the annual audit and any related matters. The Board of Directors believes that Mr. Marini qualifies as an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission.

Compensation Committee. The Compensation Committee approves the compensation objectives for CFSB Bancorp and Colonial Federal Savings Bank, establishes the compensation for the Chief Executive Officer and other executives and establishes personnel policies. The Compensation Committee reviews all components of compensation including base salary, bonus, benefits and other perquisites. The Chief Executive Officer makes recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other officers. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Compensation Committee is also responsible for administering the CFSB Bancorp, Inc. 2023 Equity Incentive Plan and approving grants under the plan.

The Compensation Committee also considers the appropriate levels and form of director compensation and makes recommendations to the Board of Directors regarding director compensation.

Governance and Nominating Committee. The Governance and Nominating Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to CFSB Bancorp and monitoring compliance with these policies and guidelines. In addition, the Governance and Nominating Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It recommends director candidates for each committee for appointment by the Board.

Considerations Respecting Director Nominees and Candidates

Minimum Qualifications for Director Nominees. The Board of Directors has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include an age limitation provision and a requirement that the candidate has not been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Board of Directors will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•

financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of our stockholders and the best interests of CFSB Bancorp;

•	the need for gender and ethnic diversity on the Board;

•	current equity holdings in CFSB Bancorp;

•	the ability to devote sufficient time and energy to the performance of his or her duties; and

•	independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Board of Directors also will consider any other factors it deems relevant, including size of the Board of Directors and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Board of Directors will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Board of Directors follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Board of Directors relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities Colonial Federal Savings Bank serves. The Board of Directors will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Board of Directors has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Board of Directors determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Board of Directors will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Director Candidates Recommended by Stockholders. The Board of Directors will consider director candidates recommended by stockholders who appear to be qualified to serve on our Board of Directors. However, the Board of Directors may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board of Directors does not perceive a need to increase the size of the Board of Directors. The Board of Directors will consider only those director candidates recommended by stockholders in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Board of Directors, a stockholder should submit the following information in writing, addressed to the Chairman of the Board of Directors, care of the Corporate Secretary, at our main office:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•	The name and address of the stockholder as they appear on our books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•

A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address and the principal occupation of the candidate;

•	The candidate’s written consent to serve as a director;

•

A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in our proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

For a director candidate to be considered for nomination at an annual meeting of stockholders, the Board of Directors must receive the recommendation at least 120 calendar days before the date of our proxy statement for the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

The business of CFSB Bancorp and Colonial Federal Savings Bank is conducted through meetings and activities of their respective Board of Directors and committees. During the year ended June 30, 2023, the Board of Directors of CFSB Bancorp held 15 meetings and the Board of Directors of Colonial Federal Savings Bank held 15 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and of the committees on which that director served.

Director Attendance at Annual Meeting

While CFSB Bancorp has no formal policy on director attendance at annual meetings of stockholders, directors are encouraged to attend. All directors attended the annual meeting of stockholders held on February 21, 2023.

Code of Ethics for Senior Officers

We adopted a Code of Ethics for Senior Officers, which includes our principal executive officer and principal financial officer. The Code of Ethics for Senior Officers addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations. In addition, it is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The Code of Ethics for Senior Officers is available in the Corporate Governance portion of the Investor Relations section of Colonial Federal Savings Bank’s website (www.colonialfed.com). Any amendments to and waivers from the Code of Ethics for Senior Officers will be disclosed in the Investor Relations section of Colonial Federal Savings Bank’s website.

Employee, Officer and Director Hedging

CFSB Bancorp has not adopted a policy regarding the ability of employees, officers, and directors to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of registrant equity securities.

The information provided under this Employee, Officer and Director Hedging section shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that CFSB Bancorp specifically incorporates this information by reference.

Delinquent Section 16(a) Reports

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed during the year ended June 30, 2023, we believe that no executive officer, director or 10% beneficial owner of shares of Company common stock failed to file an ownership report on a timely basis.

REPORT OF THE AUDIT COMMITTEE

CFSB Bancorp’s management is responsible for CFSB Bancorp’s internal controls and financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America (“GAAP”). The Audit Committee oversees CFSB Bancorp’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the financial statements were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence from CFSB Bancorp and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether any non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their audit, their evaluation of CFSB Bancorp’s internal controls, and the overall quality of its financial reporting.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of CFSB Bancorp’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expressed an opinion on the conformity of CFSB Bancorp’s consolidated financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the financial statements are presented in accordance with GAAP, that the audit of the financial statements has been carried out in accordance with GAAP or that the independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in CFSB Bancorp’s Annual Report on Form 10-K for the year ended June 30, 2023 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the independent registered public accounting firm for the year ending June 30, 2024.

This Audit Committee Report will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that CFSB Bancorp specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission under such Acts.

Audit Committee of the Board of Directors

of

CFSB Bancorp, Inc.

Stephen D. Marini, Chairman

Paul N. Baharian

Robert Guarnieri

Edward J. Keohane

James M. O’Leary, Jr.

Tracy L. Wilson

DIRECTORS’ COMPENSATION

The following table sets forth for the year ended June 30, 2023 certain information as to the total remuneration paid to directors other than Michael E. McFarland, who is also our President and Chief Executive Officer, receives no compensation for being a director.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	All other compensation ($)(4)	Total ($)
Paul N. Baharian	27,800	54,540	49,280	1,551	133,171
Robert Guarnieri	27,800	54,540	49,280	6,673	138,293
Edward J. Keohane	25,200	54,540	49,280	3,227	132,247
Stephen D. Marini	27,800	54,540	49,280	1,842	133,462
James M. O’Leary, Jr.	27,800	54,540	49,280	323	131,943
Tracy L. Wilson	27,800	54,540	49,280	65	131,685

(1)

The grant date fair value of the option and stock awards have been computed in accordance with the stock-based compensation accounting rules (FASB ASC Topic 718). Assumptions used in the calculations of these amounts are included in note 13 to our financial statements in our Annual Report on Form 10-K filed with the SEC on September 20, 2023. Notwithstanding that (i) these awards vest ratably over a five-year period following the grant date; and (ii) the annual financial statement expense that we are required to recognize for these grants will be expensed ratably over the vesting period and may be less than the amounts included in these columns for the year ended June 30, 2023, the Securities and Exchange Commission rules require that we report the full grant date fair value of restricted stock and stock option in the year in which the grants are made.

(2)

Based on the fair market value of our common stock on February 22, 2023 at $9.09 per share. These awards vest equally over a five-year period beginning on February 22, 2024. Each director listed in the table was granted 6,000 shares of restricted stock for the year ended June 30, 2023, all of which remain unvested at June 30, 2023.

(3)

The actual value of the stock option awards is not determinable since their value will depend upon the fair market value of the CFSB Bancorp, Inc. common stock on the date the stock option is exercised. Each director listed in the table was granted 14,000 stock options for the year ended June 30, 2023, all of which remain unvested at June 30, 2023. These stock options vest equally over a five-year period beginning on February 22, 2024 and have an exercise price of $9.09.

(4)	Represents imputed income on bank-owned life insurance and a cash reimbursement to offset taxes due to the imputed income.

Director Fees

Directors of Colonial Federal Savings Bank receive a fee of $2,000 per board meeting and $600 per Audit Committee meeting. No additional fees are paid for service on the Board of Directors of CFSB Bancorp.

Split Dollar Life Insurance Agreements

Colonial Federal Savings Bank maintains Amended and Restated Colonial Federal Savings Bank Split Dollar Agreements with each of the directors. Colonial Federal Savings Bank purchased life insurance policies on the life of each director in an amount sufficient to provide for the benefits under the plan. The director has the right to designate the beneficiary who will receive his or her share of the proceeds payable upon his or her death. The policies are owned by Colonial Federal Savings Bank, which paid the premium due on the policies. In accordance with their agreements, upon the death of a covered director, the proceeds of the policy are divided between the executive’s beneficiary, who is entitled to the “director’s interest” and Colonial Federal Savings Bank, which is entitled to the remainder of the death benefit. The director interest is initially $50,000 and increases at the beginning of each plan year by $10,000 up to a maximum of $250,000; provided, however, that the director’s interest will not increase after the director’s termination from service on the Board of Directors. The agreement may only be amended or terminated by written agreement signed by Colonial Federal Savings Bank and the director. In addition, Colonial Federal Savings Bank will impute the economic benefit to the director on an annual basis and will pay the director annually the amount necessary to pay the federal and state taxes attributable to the imputed income.

Group Term Replacement Plan

As the former President and Chief Executive Officer of Colonial Federal Savings Bank, Mr. Guarnieri participates in the Group Term Replacement Plan (described below). Under the Group Term Replacement Plan, his interest in the death benefit equals the benefit set forth on his individual split dollar endorsement. Colonial Federal Savings Bank owns the bank-owned life insurance policies purchased to fund the death benefits and has the right to receive all death benefits under the policies after the satisfaction of the participant’s interest. Under the Group Term Replacement Plan, the death benefit for Mr. Guarnieri equals $688,500.

STOCK OWNERSHIP

The following table provides information as of October 6, 2023 about the beneficial owners known to CFSB Bancorp that own more than 5% of our outstanding common stock and the shares of common stock beneficially owned by each nominee for director, by each director, by each named executive officer and by all directors and executive officers as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

	Number of Shares Owned		Percent of Common Stock Outstanding(1)
15 Beach,MHC	3,586,903		54.1%
15 Beach Street Quincy,MA 02170
Directors:
Paul N. Baharian	24,000	(2)	*
Robert Guarnieri	18,500	(3)	*
Edward J. Keohane	21,000	(4)	*
Stephen D. Marini	21,000	(5)	*
Michael E. McFarland	44,268	(6)	*
James M. O’Leary, Jr.	21,000	(7)	*
Tracy L. Wilson	11,200	(8)	*
Named Executive Officers Who Are Not Directors:
Kemal A. Denizkurt	16,798	(9)	*
Susan Shea	33,991	(10)	*
All directors and executive officers as a group (12 persons)	264,115		4.0%

*	Less than 1%.
(1)	Based on 6,632,642 shares outstanding as of October 6, 2023.
(2)	Includes 6,000 shares of unvested restricted stock.
(3)	Includes 2,500 shares held by his spouse and 6,000 shares of unvested restricted stock.
(4)	Includes 5,000 shares held by his spouse’s trust and 6,000 shares of unvested restricted stock.
(5)	Includes 5,000 shares held by his spouse and 6,000 shares of unvested restricted stock.
(6)	Includes 5,000 shares held by his spouse, 24,000 shares of unvested restricted stock, and 1,429 shares held through the ESOP.
(7)	Includes 5,000 shares held by his spouse and 6,000 shares of unvested restricted stock.
(8)	Includes 100 shares held by her child, 100 shares held by her spouse for the benefit of a child, and 6,000 shares of unvested restricted stock.
(9)	Includes 6,000 shares of unvested restricted stock and 820 shares held through the ESOP.
(10)	Includes 2,500 shares held by her child, 2,500 shares held by her spouse, 18,000 shares of unvested restricted stock, and 1,039 shares held through the ESOP.

ITEMS OF BUSINESS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

CFSB Bancorp’s Board of Directors consists of seven members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election at this year’s annual meeting are Paul N. Baharian and Robert Guarnieri. Messrs. Baharian and Guarnieri each currently serves as a director of both CFSB Bancorp and Colonial Federal Savings Bank.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominees named above. If the nominees are unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve.

The Board of Directors unanimously recommends a vote “FOR” each of the nominees for director.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below as of October 6, 2023. Unless otherwise stated, each individual has held his or her current occupation for the last five years.

Director Nominees for Term Expiring in 2026

Paul N. Baharian has over 40 years of experience in congregate elderly housing serving as the Executive Director of 1000 Southern Artery in Quincy, Massachusetts. He retired in 2010. Mr. Baharian currently serves on the Board of Trustees of 1000 Southern Artery. He also has both commercial and residential banking experience with South Shore National Bank prior to joining 1000 Southern Artery. Mr. Baharian has extensive experience in management, customer service and employee relations. Mr. Baharian has been involved in many civic and community projects over the years. Age 77. Director since 2000.

Robert Guarnieri is the retired President and Chief Executive Officer of Colonial Federal Savings Bank. He has been associated with Colonial Federal Savings Bank since 1975 and had served as Controller and Treasurer before being elected as the President and Chief Executive Officer and a director in 1989. He also served as Chairman of the Board for five years. Mr. Guarnieri formerly worked at the accounting firm of KPMG. He was a certified public accountant for many years. Mr. Guarnieri has a strong banking and accounting background and an excellent track record in sales, customer assessment, risk management and team building. Over the years, he has served on numerous boards in the congregate housing industry and various charitable endeavors. Age 77. Director since 1989.

Directors Continuing in Office with Terms Expiring in 2024

Stephen D. Marini has over 40 years of experience as a certified public accountant and an auditor. He is a retired vice president of the firm of Gerald T. Reilly & Co. CPAs. Mr. Marini serves as Chairman of the Audit Committee. Mr. Marini also served on the Board of the former Braintree Savings Bank. He has significant experience building relationships with clients and developing employees. He had served as a director of the South Shore Chamber of Commerce for many years and has been involved in many non- profit and charitable endeavors. Age 77. Director since 1997.

James M O’Leary Jr. is the Chairman of the Board of Colonial Federal Savings Bank. He was elected Chairman in 2018. Mr. O’Leary is the President and Treasurer of Milton E. T. Lawrence Insurance Agency, a group insurance provider. Mr. O’Leary has extensive experience in insurance, employee benefit plans and risk management. He brings a wealth of knowledge of local contacts, sales experience, extensive insights into customers and the local real estate market. Mr. O’Leary is a member of the BID Milton Hospital Board of Advisors. He is actively involved in a variety of civic and educational institutions. Age 67. Director since 2014.

Directors Continuing in Office with Terms Expiring in 2025

Edward J, Keohane is the past Chairman of the Board of Colonial Federal Savings Bank. He is the retired president of Keohane Funeral Service in Quincy, Massachusetts. Mr. Keohane is associated with Keohane Funeral Service in an advisory and mentoring role. He has extensive experience in the service industry and in employee recruitment, retention and professional development. He is a former president and director of National Selected Morticians. He is also one of the founders of the Quincy Chamber of Commerce and served as its first president. He brings a wealth of business knowledge, community and civic involvement to Colonial Federal Savings Bank. Age 80. Director since 1980.

Michael E. McFarland is the President and Chief Executive Officer of Colonial Federal Savings Bank. He has served in this position for eleven years. His position as President and Chief Executive Officer fosters clear accountability, effective decision making, a clear and direct channel of communication from senior management to the full board of directors, and alignment on corporate strategy. Mr. McFarland has served as an elected member of both the Quincy City Council and the Quincy School Committee. Mr. McFarland has been involved in many community and civic endeavors including past board member of both the Quincy and South Shore Chambers of Commerce. He is a member of the Quincy Retirement Board and also serves on the Quincy Affordable Housing Trust. Mr. McFarland serves on the Board of Trustees of 1000 Southern Artery in Quincy. Age 69. Director since 1994.

Tracy L. Wilson is a life-long resident of Quincy, Massachusetts. Ms. Wilson is an attorney and president of the Law Offices of Tracy Wilson, P.C., with offices located in Quincy and Canton, Massachusetts. Ms. Wilson is a former Norfolk County Assistant District Attorney. Ms. Wilson brings considerable legal perspective to both policy and employment matters. She is active in the local legal community, specializing in probate/estate, guardianship, civil litigation, divorce/family law and mediation/conciliation. Ms. Wilson has raised thousands of dollars for Children’s Hospital-Boston running with the Miles for Miracles Team in the Boston Marathon. She remains active in the community, participates in various local charities and civic organizations, and is a long-time sponsor and supporter of local youth sports and the arts. Age 54. Director since 2018.

Executive Officers Who Are Not Directors

The following sets forth information regarding our executive officers who are not directors. Age information is as of October 6, 2023. The executive officers of CFSB Bancorp and Colonial Federal Savings Bank are elected annually.

Susan J. Shea, age 65, has been employed at Colonial Federal Savings Bank since 1978 and is currently our Treasurer and Chief Operating Officer, positions she has held since 2013. Ms. Shea serves as a member of the Loan Committee, Asset Review Committee, Asset/Liability Committee, Compliance Committee and IT Steering Committee.

Kemal A. Denizkurt, age 57, is the Vice President of Financial Markets. He joined Colonial Federal Savings Bank in 2000 to manage interest rate risk and the investment portfolio. Mr. Denizkurt serves as Chairman of the Asset/Liability Committee and the Compliance Committee and oversees both compliance and internal audit programs for Colonial Federal Savings Bank. He is a long-serving member of the Loan Committee, conducts internal loan review, and provides oversight of the commercial real estate participation loan portfolio, including credit underwriting and monitoring. Prior to joining Colonial Federal Savings Bank, Mr. Denizkurt was a national bank examiner for the Office of Thrift Supervision, conducting safety and soundness examinations for a ten-year period. Mr. Denizkurt is a long-time member of the Zoning Board of Appeals in Weymouth, Massachusetts and currently serves as Chairman and also sits on the NAS Zoning Board of Appeals.

William R. Esselstyn, age 55, is Vice President of Information Systems for Colonial Federal Savings Bank, a position he has held since 1999. He also serves as the Information Security Officer and is the Assistant Secretary of the Bank. He is a member of the Compliance Committee and IT Steering Committee and is responsible for E-Banking services. Mr. Esselstyn began his employment at Colonial Federal Savings Bank in 1987. He is active in the local Quincy and Braintree communities, and currently serves on the board and as treasurer of the Wollaston Church of the Nazarene.

Mary E. Kuropatkin, age 54, is the Vice President of Retail Banking for Colonial Federal Savings Bank. She has served in this position and also as Colonial Federal Savings Bank’s BSA Officer since 1999. Ms. Kuropatkin began her employment with Colonial Federal in 1985. Ms. Kuropatkin serves as a member of the Asset/Liability Committee, Compliance Committee and IT Steering Committee.

Angela M. Blanchard, age 56, is the Vice President of Retail Lending and CRA Officer of Colonial Federal Savings Bank, positions she has held since 2012. She joined Colonial Federal in 1996. Ms. Blanchard serves as a member of the Loan Committee, the Asset Review Committee, the Asset/Liability Committee and the Compliance Committee. Prior to joining Colonial Federal Savings Bank, Ms. Blanchard was an Assistant Vice President – Asset Manager/Commercial Loan Workout Officer for Shawmut Bank N.A.

Item 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

Wolf & Company, P.C. served as our independent registered public accounting firm for the year ended June 30, 2023. The Audit Committee of the Board of Directors has appointed Wolf & Company, P.C. to serve as the independent registered public accounting firm for the year ending June 30, 2024, subject to ratification by stockholders. A representative of Wolf & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Wolf & Company, P.C. to serve as the independent registered public accounting firm for the year ending June 30, 2024.

Audit Fees. The following table sets forth the fees that Wolf & Company, P.C. billed to the Company and the Bank for the years ended June 30, 2023 and 2022, respectively.

	2023	2022
Audit Fees	$176,000	$153,500
Audit-Related Fees(1)	—	227,025
Tax Fees	22,000	16,375
All Other Fees(2)	38,375	30,250

(1)	Consists of fees related to the reorganization and offering.
(2)	Consists of fees related to the Information Technology review, Bank Secrecy Act model validation, consent, and licenses for Wolf PAC Module.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the firm does not provide any non-audit services to us prohibited by law or regulation.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by our President and Chief Executive Officer and our two other most highly compensated executive officers for the years ended June 30, 2023 and 2022. Each individual listed in the table below is referred to as a “Named Executive Officer.”

	Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	Other compensation ($)(4)	Total ($)
Michael E. McFarland President and Chief Executive Officer	2023	318,250	33,000	191,760	192,640	27,441	763,091
	2022	308,403	33,000	—	—	17,595	358,998
Susan J. Shea Treasurer and Chief Operating Officer	2023	239,503	33,000	143,820	144,480	12,554	573,357
	2022	206,550	78,000	—	—	5,104	289,654
Kemal A. Denizkurt Vice President of Financial Markets	2023	178,750	27,000	47,940	42,140	9,003	304,833
	2022	172,987	32,000	—	—	3,330	208,317

(1)

The grant date fair value of the option and stock awards have been computed in accordance with the stock-based compensation accounting rules (FASB ASC Topic 718). Assumptions used in the calculations of these amounts are included in note 13 to our financial statements in our Annual Report on Form 10-K filed with the SEC on September 20, 2023. Notwithstanding that (i) these awards vest ratably over a five-year period following the grant date; and (ii) the annual financial statement expense that we are required to recognize for these grants will be expensed ratably over the vesting period and may be less than the amounts included in these columns for the year ended June 30, 2023, the Securities and Exchange Commission rules require that we report the full grant date fair value of restricted stock and stock option in the year in which the grants are made.

(2)	Based on the fair market value of our common stock on March 22, 2023 at $7.99 per share. These awards vest at a rate of 20% per year commencing on March 22, 2024.
(3)

The actual value of the stock option awards is not determinable since their value will depend upon the fair market value of the CFSB Bancorp common stock on the date the stock option is exercised. These stock options vest at a rate of 20% per year commencing on March 22, 2024 and have an exercise price of $7.99.

(4)	The compensation represented by the amounts for 2023 set forth in the “Other Compensation” column for the named executive officers is detailed in the following table:

	ESOP Contributions	401(k) Plan Matching Contributions	Automobile Allowance	Life Insurance Premiums	BOLI Income(a)	Total Other Compensation
Michael E. McFarland	$11,415	$2,762	$6,989	$641	$5,634	$27,441
Susan J. Shea	8,298	2,967	—	92	1,197	12,554
Kemal A. Denizkurt	6,550	1,790	—	92	571	9,003

(a)	Represents imputed income on bank-owned life insurance and a cash reimbursement to offset taxes due on the imputed income.

Stock-Based Compensation

Set forth below is certain information regarding outstanding equity awards granted to the named executive officers at June 30, 2023:

Outstanding Equity Awards at Fiscal Year-End

	Option awards (1)				Stock awards (1)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)
Michael E. McFarland	—	64,000	7.99	3/22/2033	24,000	191,760
Susan Shea	—	48,000	7.99	3/22/2033	18,000	143,820
Kemal A. Denizkurt	—	14,000	7.99	3/22/2033	6,000	47,490

(1)	Awards vest at a rate of 20% per year beginning on March 22, 2024.
(2)	Based on the fair market value of our common stock on June 30, 2023 of $7.99 per share.

Agreements and Benefit Plans

Employment Agreements. Colonial Federal Savings Bank has entered into amended and restated employment agreements with Mr. McFarland and Ms. Shea. The employment agreements have terms of three years. As of each January 1, the board of directors may extend the terms of the agreements for one additional year, so that the remaining terms are three years, unless the executive gives notice to Colonial Federal Savings Bank of non-renewal. In connection with determining whether to renew the terms of the employment agreements, the disinterested members of the board of directors of Colonial Federal Savings Bank will conduct a comprehensive evaluation and review of each executive’s performance. Notwithstanding the foregoing, if CFSB Bancorp or Colonial Federal Savings Bank enters into an agreement to effect a transaction that would constitute a change in control, as defined under the employment agreements, the term of the agreements would automatically extend so that they would expire no less than two years following the effective date of the change in control.

The employment agreements specify the base salaries of Mr. McFarland and Ms. Shea, which currently are $324,490 and $244,800, respectively. The board of directors of Colonial Federal Savings Bank will review the executives’ salaries each year to determine whether any adjustment is necessary. In addition to base salary, the agreements provide that the executives will participate in any bonus plan or arrangement of Colonial Federal Savings Bank in which senior management is eligible to participate. The executives are also entitled to participate in all employee benefit plans, arrangements and perquisites offered to employees and officers of Colonial Federal Savings Bank and to the reimbursement of reasonable business expenses incurred in the performance of his or her duties with Colonial Federal Savings Bank.

Colonial Federal Savings Bank may terminate the executives’ employment, or the executives may resign from their employment, at any time with or without “good reason.” Under the employment agreements, if Colonial Federal Savings Bank terminates the executive’s employment without “cause” or the executive voluntary resigns for “good reason” (i.e., following a “qualifying termination event”), Colonial Federal Savings Bank will pay the executive a lump sum severance payment equal to the base salary he or she would have received during the remaining term of the employment agreement. In addition, the executive will continue to participate in benefit plans that provide medical, dental and life insurance for the remaining term of the employment agreement based on the same terms and conditions provided to senior officers. If Colonial Federal Savings Bank cannot provide those benefits, it will either provide the coverage under a comparable individual policy or make a cash equivalent payment to the executive.

A “good reason” condition under the employment agreements means a material reduction in the executive’s responsibilities or authority, an assignment of duties of a non-executive nature or duties for which the executive is not reasonably equipped by skills and experience, the failure to nominate the executive to the board of directors (in the case of Mr. McFarland), a reduction in salary or benefits, termination of incentive and benefit plans, programs or arrangements, or a reduction of the executive’s participation in those plans, programs or arrangements that is not applicable to other similarly situated participants, a relocation of the executive’s principal place of employment of more than 35 miles from its location at the effective date of the employment agreement, and a liquidation or dissolution of Colonial Federal Savings Bank.

If a qualifying termination event occurs at or within two years following a change in control of CFSB Bancorp or Colonial Federal Savings Bank, the executive would be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times the average of the amount reported in Box 5 of the executive’s Form W-2 plus (1) the executive’s share of non- taxable premiums paid for medical and dental insurance and (2) deductions taken from the executive’s compensation to fund the executive’s flexible spending account, for the five calendar years preceding the year of the executive’s termination of employment or preceding the year in which the change in control occurs, whichever is higher. In addition, the executive will continue to participate in benefit plans that provide medical, dental and life insurance until the earlier of (1) the executive’s death, (2) the executive’s employment by another employer or (3) 36 months after the executive’s termination of employment. If Colonial Federal Savings Bank or its successor cannot provide those benefits, it will either provide the coverage under a comparable individual policy or make a cash equivalent payment to the executive.

Each employment agreement terminates upon the executive’s death, retirement or disability. Upon termination of employment (other than a termination in connection with a change in control), the executive will be required to adhere to one-year non-competition and non-solicitation restrictions set forth in his or her employment agreement.

Change in Control Agreement. Colonial Federal Savings Bank has entered into a change in control agreement with Mr. Denizkurt. As of each January 1, the board of directors may extend the term of the agreement for one additional year, so that the remaining term is again two years, unless the executive gives notice to Colonial Federal Savings Bank of non-renewal. Notwithstanding the foregoing, if CFSB Bancorp or Colonial Federal Savings Bank enters into an agreement to effect a transaction that would constitute a change in control, as defined under the change in control agreement, the term of the agreement would automatically extend so that it would expire no less than two years following the effective date of the change in control.

Upon termination of the executive’s employment by Colonial Federal Savings Bank or its successor without “cause” or by the executive with “good reason” on or within two years after the effective date of a change in control of Colonial Federal Savings Bank or CFSB Bancorp, the executive would be entitled to a severance payment equal to two times the average of the amount reported in Box 5 of the executive’s Form W-2 plus (1) the executive’s share of non-taxable premiums paid for medical and dental insurance and (2) deductions taken from the executive’s compensation to fund the executive’s flexible spending account, for the five calendar years preceding the year of the executive’s termination of employment or preceding the year in which the change in control occurs, whichever is higher. In addition, the executive will continue to participate in benefit plans that provide medical and life insurance for 24 months. If Colonial Federal Savings Bank or its successor cannot provide those benefits, it will either provide the coverage under a comparable individual policy or make a cash equivalent payment to the executive.

A “good reason” condition under the change in control agreement means a material reduction in base salary, a material reduction in authority, duties or responsibilities associated with the executive’s position with Colonial Federal Savings Bank, a relocation of the executive’s principal place of employment of more than 35 miles from its location as of the date of the agreement, an action by the bank that adversely effects the executive’s overall compensation and benefits (unless the changes are made to substantially all employees) and the failure of a successor to assume Colonial Federal Savings Bank’s obligation under the change in control agreement.

Deferred Compensation Plan. Colonial Federal Savings Bank is a party to a Deferred Compensation Plan with each of the named executive officers (collectively, the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, the annual normal retirement benefit (i.e., the benefit paid if the executive separates from service after attaining age 65) equals $25,000. The annual benefit is paid in monthly installments over ten years unless the executive has previously elected to receive the benefit in an actuarial equivalent single lump sum.

If the executive separates from service before his or her normal retirement date, but after attaining age 62 and completing at least ten years of service with Colonial Federal Savings Bank, the executive will receive his or her vested retirement benefit. An executive is 0% vested in his or her benefit prior to attaining age 62, 91% vested at age 62, 94% vested at age 63, 97% at age 64 and 100% vested at age 65. The executive becomes 100% vested in his or her retirement benefit under the Deferred Compensation Plan if he or she is involuntarily separated from service within 24 months following a change in control of CFSB Bancorp or Colonial Federal Savings Bank and is entitled to the change in control benefit regardless of his or her age and years of service.

If the executive dies while in active service, Colonial Federal Savings Bank will pay the executive’s beneficiary an annual death benefit of $50,000 for ten years, commencing on the first day of the month following the executive’s death. If the executive dies while receiving benefits under the Deferred Compensation Plan, his or her beneficiary will continue to receive the annual benefits in the same amount and at the same time the executive would have received the remaining benefits.

The Deferred Compensation Plan contains certain provisions that allow for elections by the covered individual with respect to the form of payment and regarding the change in form or timing of distributions, so long as those elections or changes are made in compliance with Section 409A of the Internal Revenue Code. In addition, the Deferred Compensation Plan contains a provision that limits the individual’s ability to compete with Colonial Federal Savings Bank for one year following his or her termination of employment; however, this provision does not apply to Mr. McFarland and Ms. Shea under the Deferred Compensation Plan since they have similar restrictions that would apply under their employment agreements.

CFSB Bancorp, Inc. 2023 Equity Incentive Plan. The CFSB Bancorp, Inc.’s stockholders approved the CFSB Bancorp, Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”) at the Annual Meeting of Stockholders on February 21, 2023. The 2023 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 447,384 shares of CFSB Bancorp common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock units. The total number of shares initially reserved for restricted stock is 127,824 and 319,560 shares are initially reserved for options. Any options forfeited because vesting requirements are not met or expired will become available for re-issuance under the 2023 Equity Plan. The exercise price of each option equals the market price of the CFSB Bancorp’s stock on the date of the grant and the maximum term of each option is ten years. Options and awards generally vest ratably over three to five years. The fair value of shares awarded is based on the market price at the date of grant.

Group Term Replacement Plan. Ms. Shea and Mr. Denizkurt each participate in the Colonial Federal Savings Bank Group Term Replacement Plan (the “Group Term Replacement Plan”). Under the Group Term Replacement Plan, the participant’s interest in the death benefit equals the benefit set forth on the participant’s individual split dollar endorsement. Colonial Federal Savings Bank owns the bank-owned life insurance policies purchased to fund the death benefits under the Group Term Replacement Plan and has the right to receive all death benefits under the policies after the satisfaction of the participant’s interest. Under the Group Term Replacement Plan, the death benefit for Ms. Shea and Mr. Denizkurt equals the lesser of (a) two times the participant’s base salary (determined as of the earliest of (1) death, (2) disability or (3) the normal retirement date, which occurs on the participant’s termination of employment after attaining age 65) or (b) $462,191 (in the case of Ms. Shea) and $587,784 (in the case of Mr. Denizkurt).

Retirement Death Benefit Only Plan. Colonial Federal Savings Bank and Mr. McFarland are parties to a Retirement Death Benefit Only Plan (the “DBO Plan”). Under the DBO Plan, if Mr. McFarland dies while employed by Colonial Federal Savings Bank or dies after terminating employment with the bank on or after attaining age 67 (other than as a result of a termination for cause), Colonial Federal Savings Bank will pay his beneficiary a death benefit equal to four times his base salary in effect on the earlier of (1) his date of termination of employment or (2) the date of his death. The death benefit is paid in a lump sum within 90 days following Mr. McFarland’s date of death and is offset by any benefit paid pursuant to a split-dollar life insurance agreement and/or a group-term replacement plan sponsored by Colonial Federal Savings Bank in which he participates.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Transactions with Related Persons

The federal securities laws generally prohibit publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Colonial Federal Savings Bank, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. At June 30, 2023, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to CFSB Bancorp or Colonial Federal Savings Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at June 30, 2023.

Neither CFSB Bancorp nor Colonial Federal Savings Bank entered into any transactions in the fiscal year ended June 30, 2023 in which the amount involved exceeded $120,000 and in which any related persons had or will have a direct or indirect material interest.

SUBMISSION OF STOCKHOLDER BUSINESS PROPOSALS AND NOMINATIONS

CFSB Bancorp must receive proposals that stockholders seek to include in the proxy statement for our next annual meeting no later than June 19, 2024. If next year’s annual meeting is held on a date that is more than 30 calendar days from November 21, 2024, a stockholder proposal must be received by a reasonable time before CFSB Bancorp begins to print and mail its proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Under SEC Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the Company’s annual meeting of stockholders to be held in 2024 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is September 22, 2024.

Our Bylaws provide that, for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice to the Corporate Secretary not less than five days before the date of the annual meeting.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to CFSB Bancorp, Inc., 15 Beach Street, Quincy, Massachusetts 02170. Depending on the subject matter, the Secretary will forward the communication, handle the inquiry directly, or not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic or is unduly hostile, threatening, illegal or otherwise inappropriate. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the President and Chief Executive Officer, at the same address.

MISCELLANEOUS

CFSB Bancorp’s Annual Report on Form 10-K is included with this proxy statement. Any stockholder who has not received a copy of Annual Report on Form 10-K may obtain a copy by writing to our Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on November 21, 2023.” The Annual Report on Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card or by voting via the Internet.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CFSB BANCORP, INC.	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 20, 2023.

INTERNET –
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY CARD	Please mark your votes like this
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

1. Election of Directors (1) Paul N. Baharian (2) Robert Guarnieri	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)	2. Ratification of the appointment of Wolf & Company, P.C. to serve as the independent registered public accounting firm for the fiscal year ended June 30, 2024.	FOR	AGAINST	ABSTAIN

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

CONTROL NUMBER

Signature______________________________Signature, if held jointly__________________________________Date_____________, 2023.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials

for the Annual Meeting of Shareholders

The 2023 Proxy Statement and the 2023 Annual Report to

Shareholders are available at:

https://www.cstproxy.com/cfsbbancorp/am2023

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CFSB BANCORP, INC.

The undersigned appoints Stephen D. Marini and Edward J. Keohane, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of CFSB Bancorp, Inc. held of record by the undersigned at the close of business on October 6, 2023 at the Annual Meeting of Shareholders of CFSB Bancorp, Inc. to be held on November 21, 2023, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

COLONIAL FEDERAL SAVINGS BANK 401(k) PLAN

CONFIDENTIAL VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 21, 2023

Dear 401(k) Plan Participant:

You are receiving the attached 401(k) Plan Vote Authorization Form to convey to Pentegra Trust Company (the “401(k) Plan Trustee”) your voting instructions on the proposals to be presented at the Annual Meeting of Stockholders of CFSB Bancorp, Inc. (the “Company”) to be held at the Company’s corporate office at 15 Beach Street, Quincy, Massachusetts on Tuesday, November 21, 2023 at 5:00 p.m., Eastern time.

The Colonial Federal Savings Bank 401(k) Plan (the “401(k) Plan”) allows participants to direct the 401(k) Plan Trustee how to vote the common stock allocated to each participant’s 401(k) Plan account. As a participant in the 401(k) Plan with an investment in the Company Stock Fund as of October 6, 2023, the record date for the Annual Meeting, you are entitled to instruct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account at the Annual Meeting by completing and returning the 401(k) Plan Vote Authorization Form.

To direct the voting of the shares allocated to your account, you must either complete, sign and date the 401(k) Plan Vote Authorization Form and return it in the accompanying postage-paid envelope or you may provide your voting instructions via the Internet, as described on the enclosed 401(k) Vote Authorization Form.

Your voting instructions via the Internet must be provided or your 401(k) Vote Authorization Form must be received no later than 11:59 p.m., Eastern time, November 13, 2023. Your vote will not be revealed to the Company.

Your confidential vote and the votes of other participants will be tallied by the vote tabulator and the results provided to the 401(k) Plan Trustee who will:

1.

Vote the shares for which voting instructions are timely received in accordance with such instructions (if no instructions are specified and the 401(k) Plan Vote Authorization Form is returned signed, the 401(k) Plan Vote Authorization Form will be considered a vote for each of the proposals stated); and

2.

Vote the shares as to which no timely instructions have been received, in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account, the 401(k) Plan Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CFSB BANCORP, INC.	Your Internet vote authorizes the 401(k) Plan Trustee to vote your shares in the same manner as if you marked, signed and returned this 401(k) Plan Vote Authorization Form. Vote instructions submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 13, 2023.

INTERNET –
www.cstproxyvote.com
Use the Internet to submit your vote instructions. Have this 401(k) Plan Vote Authorization Form available when you access the above website. Follow the prompts to submit your vote instructions.

MAIL – Mark, sign and date this 401(k) Plan Vote Authorization Form and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THIS 401(k) PLAN VOTE AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

401(k) PLAN VOTE AUTHORIZATION FORM	Please mark your votes like this
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

1. Election of Directors (1) Paul N. Baharian (2) Robert Guarnieri	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)	2. Ratification of the appointment of Wolf & Company, P.C. to serve as the independent registered public accounting firm for the fiscal year ended June 30, 2024.	FOR	AGAINST	ABSTAIN

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

CONTROL NUMBER

Signature________________________________________________ Date_________________, 2023.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

The 2023 Proxy Statement and the 2023 Annual Report to

Shareholders are available at:

https://www.cstproxy.com/cfsbbancorp/am2023

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

THIS 401(k) PLAN VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF

THE 401(k) PLAN TRUSTEE

CFSB BANCORP, INC.

The undersigned is a participant in the Colonial Federal Savings Bank 401(k) Plan (the “401(k) Plan”) with shares of common stock of CFSB Bancorp, Inc. (the “Company”) allocated to the undersigned’s 401(k) Plan account as of October 6, 2023. The undersigned hereby directs the 401(k) Plan Trustee to vote the shares of Company common stock deemed allocated to the undersigned’s account, for which the undersigned is entitled to direct the 401(k) Plan Trustee to vote at the Annual Meeting of Stockholders of the Company to be held on November 21, 2023, or at any adjournment thereof.

If this form is not returned in a timely manner, the shares of common stock allocated to the participant’s 401(k) Plan account will be voted in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, shares will be voted by the 401(k) Plan Trustee in the manner intended to represent the best interest of participants and beneficiaries of the 401(k) Plan. At the present time, the 401(k) Plan Trustee knows of no other business to be brought before the Annual Meeting.

THIS 401(k) PLAN VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE 401(k) PLAN VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE 401(k) PLAN TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS 401(k) PLAN VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE 401(k) PLAN TRUSTEE.

(Continued and to be marked, dated and signed, on the other side)

COLONIAL FEDERAL SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

CONFIDENTIAL VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 21, 2023

Dear ESOP Participant:

You are receiving the attached Vote Authorization Form to convey to Pentegra Trust Company (the “ESOP Trustee”) your voting instructions on the proposals to be presented at the Annual Meeting of Stockholders of CFSB Bancorp, Inc. (the “Company”) to be held at the Company’s corporate office at 15 Beach Street, Quincy, Massachusetts on Tuesday, November 21, 2023 at 5:00 p.m., Eastern time.

The Colonial Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”) allows participants to direct the ESOP Trustee how to vote the common stock of the Company allocated to each participant’s ESOP account as of October 6, 2023, the record date for stockholders entitled to vote at the Annual Meeting.

The Company is forwarding this Confidential Voting Instruction Letter and ESOP Vote Authorization Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting or any adjournment thereof. To direct the voting of the shares allocated to your account, you must either complete, sign and date the ESOP Vote Authorization Form and return it in the accompanying postage-paid envelope or you may provide your voting instructions via the Internet, as described on the enclosed ESOP Vote Authorization Form.

Your voting instructions via the Internet must be provided or your ESOP Vote Authorization Form must be received no later than 11:59 p.m., Eastern time, November 13, 2023. Your vote will not be revealed to the Company.

Your confidential vote and the votes of other participants will be tallied by the vote tabulator and the results provided to the ESOP Trustee who will:

1.

Vote the shares for which voting instructions are timely received in accordance with such instructions (if no instructions are specified and the ESOP Vote Authorization Form is returned signed, the ESOP Vote Authorization Form will be considered a vote for each of the proposals stated); and

2.

Vote the shares as to which no timely instructions have been received, in the same proportion as shares for which the ESOP Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the ESOP Trustee how to vote the shares of Company common stock allocated to your account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CFSB BANCORP, INC.	Your Internet vote authorizes the ESOP Trustee to vote your shares in the same manner as if you marked, signed and returned this ESOP Vote Authorization Form. Vote instructions submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 13, 2023.

INTERNET –
www.cstproxyvote.com
Use the Internet to submit your vote instructions. Have this ESOP Vote Authorization Form available when you access the above website. Follow the prompts to submit your vote instructions.

MAIL – Mark, sign and date this ESOP Vote Authorization Form and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THIS ESOP VOTE AUTHORIZATION FORM IF YOU ARE VOTING ELECTRONICALLY.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

ESOP VOTE AUTHORIZATION FORM	Please mark your votes like this
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

1. Election of Directors (1) Paul N. Baharian (2) Robert Guarnieri	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)	2. Ratification of the appointment of Wolf & Company, P.C. to serve as the independent registered public accounting firm for the fiscal year ended June 30, 2024.	FOR	AGAINST	ABSTAIN

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

CONTROL NUMBER

Signature______________________________Date_____________, 2023

Important Notice Regarding the Internet Availability of Proxy Materials

for the Annual Meeting of Shareholders

The 2023 Proxy Statement and the 2023 Annual Report to

Shareholders are available at:

https://www.cstproxy.com/cfsbbancorp/am2023

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF

THE ESOP TRUSTEE

CFSB BANCORP, INC.

The undersigned is eligible for participation in the Colonial Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”) and as such is deemed to have a single share of common stock of CFSB Bancorp, Inc. (the “Company”) allocated to the undersigned’s ESOP account. The undersigned hereby directs the ESOP Trustee to vote the single share of Company common stock deemed allocated to the undersigned’s account, for which the undersigned is entitled to direct the ESOP Trustee to vote at the Annual Meeting of Stockholders of the Company to be held on November 21, 2023, or at any adjournment thereof.

If this form is not returned in a timely manner, the shares of common stock allocated to the participant’s ESOP account will be voted in the same proportion as shares for which the ESOP Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Annual Meeting, shares will be voted by the ESOP Trustee in the manner intended to represent the best interest of participants and beneficiaries of the ESOP. At the present time, the ESOP Trustee knows of no other business to be brought before the Annual Meeting.

THIS ESOP VOTE AUTHORIZATION FORM WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE ESOP VOTE AUTHORIZATION FORM WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE ESOP TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE ESOP TRUSTEE.

(Continued and to be marked, dated and signed, on the other side)